UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

REVOLUTIONS MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-28629	73-1526138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

670 Marina Drive, 3rd Floor Charleston, SC 29492
(Address of principal executive offices)

(843) 971-4848
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01  Entry Into a Material Definitive Agreement.

See Item 5.02 below

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On June 1, 2011, the board of directors of Revolutions Medical Corporation (the “Company”), appointed Burt Hodges (“Hodges”) as the Company’s Chief Financial Officer.   In connection with the appointment, on June 6, 2011, the Company entered into a three-year employment agreement with Hodges (the “Employment Agreement”).

On June 2, 2011, the Company issued a press release announcing this appointment, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Below is a description of Mr. Hodges’s relevant business experience:

Burt Hodges, age 38, Chief Financial Officer

Mr. Hodges is currently the Company’s Chief Financial Officer.  In this role, Mr. Hodges has management oversight and responsibility for all financial functions and capital resources of the Company, including corporate finance, project finance, corporate accounting, reporting and risk management.  Prior to joining the Company, from December, 2004 to June, 2011, Mr. Hodges was a partner with Accel Financial Advisors, LLC and Accel Tax and Business Services, LLC (collectively, “Accel”), where he provided tax, financial reporting and management advice to corporate clients and individuals.  Prior to joining Accel, from July 2000 to December 2004, Mr. Hodges served as a tax resolution specialist and financial planner at J.K. Harris & Company, a tax resolution and financial advisory firm where he worked with corporate and individual clients performing business valuations and consulting on tax and financial matters. Mr. Hodges received his BBA in Finance from the University of Georgia and his MBA from the Citadel.  He is a licensed Certified Public Accountant and a Certified Financial Planner.

Employment Agreement

Pursuant to the Employment Agreement, Mr. Hodges is to receive as compensation (i) $165,000 in base salary; (ii) stock options to purchase 500,000 shares of the Company’s common stock at an exercise price of $0.50 per share; and (iii) other benefits consistent with other executive officers of the Company.

A copy of the Employment Agreement is included as Exhibits 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.  All references to the Employment Agreement in this Current Report are qualified, in their entirety, by the full text of such exhibit.

Family Relationships

There is no family relationship between Hodges and any of the Company’s directors or officers.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated June 6, 2011, by and between Revolutions Medical Corporation and Burt Hodges

99.1	Press Release, dated June 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLUTIONS MEDICAL CORPORATION

Date: June 7, 2011	By:	/s/ Rondald L. Wheet
Name: Rondald L. Wheet
Title: Chief Executive Officer